UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 3, 2003
                                                         ----------------

                              HCB BANCSHARES, INC.
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               (Exact Name of Registrant as Specified in Charter)


      OKLAHOMA                       0-22423                  62-1670792
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(State or Other Jurisdiction of    (Commission              (I.R.S. Employer
 Incorporation or Organization     File Number              Identification No.)



                 237 JACKSON STREET, SW, CAMDEN, ARKANSAS 71701
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (870) 836-6841

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable.


     (b)  Not applicable.


     (c)  The following exhibit is filed herewith:


          Exhibit 99               Press Release dated November 3, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On November 3, 2003, HCB Bancshares, Inc. issued a press release announcing its unaudited financial results for the quarter ended September 30, 2003. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HCB BANCSHARES, INC.



Date:    November 5, 2003              By: /s/ Charles T. Black
                                           ---------------------------------
                                           Charles T. Black
                                           President and Chief Executive Officer